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                                                                   Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Mixson Corporation

     We agree to the inclusion in this Form S-1 Registration Statement, of our report, dated February 28, 2001, on our audit of the financial statements of Speed Release Lock Company and to the reference to our firm under the heading "Experts" in such Registration Statement.


                                       /s/ Davis, Kinard & Co., P.C.

                                       DAVIS, KINARD & CO., P.C.


Abilene, Texas
March 2, 2001